UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2012 (September 5, 2012)

EOG RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-651-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 1.01	Entry into a Material Definitive Agreement.

On September 5, 2012, EOG Resources, Inc. (EOG) entered into an underwriting agreement (Underwriting Agreement) with Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Wells Fargo Securities, LLC and the other underwriters identified therein (collectively, Underwriters) relating to the sale of $1.25 billion aggregate principal amount of EOG’s 2.625% Senior Notes due 2023 (Notes), subject to the terms and conditions therein. The Underwriting Agreement contains customary representations and warranties on EOG’s part. The Underwriting Agreement also contains customary indemnification and contribution provisions whereby EOG and the Underwriters have agreed to indemnify each other against certain liabilities. The offering of the Notes pursuant to the Underwriting Agreement is expected to close on September 10, 2012. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

EOG is offering the Notes pursuant to a Prospectus Supplement dated September 5, 2012, which was filed with the United States Securities and Exchange Commission on September 7, 2012 and which forms part of EOG’s shelf registration statement on Form S-3 (Registration No. 333-163947). The Notes will be issued under an indenture, dated as of May 18, 2009, by and between EOG, as issuer, and Wells Fargo Bank, NA, as trustee.

Relationships

The underwriters and certain of their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking and other commercial dealings with us in the ordinary course of business for which they received, or will receive, customary fees and expense reimbursement. In particular, affiliates of certain of the underwriters act as agent and/or are lenders under EOG’s revolving credit agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

*1.1	Underwriting Agreement, dated September 5, 2012, by and among EOG, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Wells Fargo Securities, LLC and the other underwriters named therein.

4.1

Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on

Form S-3, Registration No. 333-159301, filed May 18, 2009).

*5.1	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. dated September 7, 2012.

*12.1	Statement of Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends.

*23.1	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included as part of Exhibit 5.1).

*	Exhibit filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: September 7, 2012	By: /s/ Timothy K. Driggers Name: Timothy K. Driggers Title: Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

*1.1	Underwriting Agreement, dated September 5, 2012, by and among EOG, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Wells Fargo Securities, LLC and the other underwriters named therein.

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*5.1	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. dated September 7, 2012.

*12.1	Statement of Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends.

*23.1	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included as part of Exhibit 5.1).

*	Exhibit filed herewith